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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 17, 1995


                        THE CHASE MANHATTAN CORPORATION

             (Exact name of registrant as specified in its charter)

  Delaware                    1-5945                     3-2633613

(State or other          (Commission File              (IRS Employer
jurisdiction of              Number)                Identification No.)
incorporation)


                         1 Chase Manhattan Plaza,     10081
                            New York, New York     (Zip Code)
                       (Address of principal executive offices)


                                 (212) 552-2222

              (Registrant's telephone number, including area code)

                                  Not Applicable

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On January 17, 1995, The Chase Manhattan Corporation (the "Company") entered into an underwriting agreement covering the issue and sale of $150,000,000 aggregate principal amount of 8.80% Subordinated Notes Due 2000. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statement (Registration Statement No. 33-55295).

Item 7.    Financial Statements, Pro Forma Financial Information and
     Exhibits

     (c)   Exhibits

  1.1 Underwriting Agreement, dated January 17, 1995, among the Company and Donaldson, Lufkin & Jenrette Securities
           Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc.

  4.30     Form of global 8.80% Subordinated Note Due 2000.

  4.31     Form of definitive 8.80% Subordinated Note Due 2000.

  12.1     Computation of Ratios of Earnings to Fixed Charges
           (consolidated).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  THE CHASE MANHATTAN CORPORATION

                                        (Registrant)


                                  By:  /s/ Deborah L.  Duncan
                                       Deborah L. Duncan
                                       Executive Vice President and
                                          Treasurer
January 19, 1995
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                                EXHIBIT INDEX

Exhibit   Document

1.1 Underwriting Agreement, dated January 17, 1995, among the Company and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc.

4.30      Form of global 8.80% Subordinated Note Due 2000.

4.31      Form of definitive 8.80% Subordinated Note Due 2000.

12.1      Computation of Ratios of Earnings to Fixed Charges
          (consolidated).